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                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

                           ZENITH FLEXIBLE LIFE 2001

                      Supplement dated September 17, 2001

                        To Prospectus dated May 1, 2001

For Policies issued in New York, the following special provisions apply:

     1. The face amount of the Level Term Insurance Rider may only be treated as "outside term" for purposes of calculating the Policy's death benefit. The treatment of this Rider as "inside term" or "outside term" is described in the Death Benefit section of the prospectus.

     2. The death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death. Accordingly, during the grace period, we will not allow a change in the death benefit option, nor an increase or decrease in the face amount of any Policy issued in New York.

     3. A Policy Owner in New York has the right to exchange the Policy for a fixed benefit life insurance policy within 24 months after the Policy's issue date. This right is described in the prospectus in the subsection titled For Policies Issued in Maryland and New Jersey under the section titled 24 Month Right. Accordingly, the provisions of that subsection should be read to apply to Policies issued in New York as well.

     4. The Owner of a Policy issued in New York has the right to exchange the Policy while it is in force for a new policy that provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the Insured's age on the date of the exchange. Paid-Up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

     5. The interest rate charged on Policy loans is an effective rate of 5.5% per year. Loan amounts are credited with interest at an effective rate of not less than 4% per year. For Policies issued in New York, the rate of interest credited will not be less than 4.75% per year in Policy years 16 through 25, and not less than 4.9% in Policy year 26 and thereafter.

VL-167-01